SUPPLEMENT DATED OCTOBER 11, 2005

TO MAY 1, 2005, PROSPECTUS

for

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

in New York and Puerto Rico,

and by MML Bay State Life Insurance Company (“MML Bay State”)

in all other jurisdictions.

This product is no longer available for sale.

Effective October 11, 2005, footnote number 1 on page 7 of the prospectus (the “Transaction Fees” table) is replaced, in its entirety, by the following:

1.	For the initial face amount, the rates vary by the insured’s gender, issue age, and by the year of coverage. For each increase in the face amount, the rates are based on the age and gender of the insured on the effective date of the increase. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

There are no other changes being made at this time.

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